Akre Focus ETF
Schedule of Investments
April 30, 2026 (Unaudited)

COMMON STOCKS - 91.6%	Shares	Value
Capital Markets - 23.6%
Brookfield Corp. - Class A	12,439,875	$561,287,160
KKR & Co., Inc.	5,219,159	544,567,050
Moody's Corp.	882,299	407,489,793
		1,513,344,003

Commercial Services & Supplies - 3.7%
Copart, Inc. (a)	7,200,000	238,392,000

Consumer Finance - 4.8%
Fair Isaac Corp. (a)	300,187	307,691,675

Financial Services - 18.9%
Mastercard, Inc. - Class A	1,507,174	757,987,948
Visa, Inc. - Class A	1,374,997	453,529,010
		1,211,516,958

Hotels, Restaurants & Leisure - 2.6%
Airbnb, Inc. - Class A (a)	1,165,060	163,527,822

Insurance - 2.1%
CCC Intelligent Solutions Holdings, Inc. (a)	26,147,360	137,012,166

Real Estate Management & Development - 3.7%
CoStar Group, Inc. (a)	6,835,821	236,587,765

Software - 28.0% (b)
Constellation Software, Inc.	416,720	758,949,785
Roper Technologies, Inc.	1,120,874	397,697,304
Salesforce, Inc.	717,799	126,713,057
ServiceNow, Inc. (a)	1,096,099	96,796,503
Topicus.com, Inc. (a)	5,970,000	411,243,715
		1,791,400,364

Specialty Retail - 2.5%
O'Reilly Automotive, Inc. (a)	1,619,099	160,938,441

Textiles, Apparel & Luxury Goods - 1.7%
LVMH Moet Hennessy Louis Vuitton SE	206,922	109,624,655
TOTAL COMMON STOCKS (Cost $3,328,163,608)		5,870,035,849

WARRANTS - 0.0% (c)	Contracts	Value
Software - 0.0% (b)(c)
Constellation Software, Inc., Expires 03/31/2040, Exercise Price $0.00 (a)(d)	628,500	0
TOTAL WARRANTS (Cost $0)		0

TOTAL INVESTMENTS - 91.6% (Cost $3,328,163,608)		5,870,035,849
Money Market Deposit Account - 8.4% (e)		536,929,291
Liabilities in Excess of Other Assets - (0.0)% (c)		(1,343,228)
TOTAL NET ASSETS - 100.0%		$6,405,621,912

Percentages are stated as a percent of net assets.

The securities in the portfolio have been classified into industries utilizing their respective Global Industry Classification Standard (“GICS®”) code.
In cases where Akre Capital Management, LLC (the “Adviser”) has determined that a holding is misclassified by GICS®, or has not been classified by GICS®, a Fund-determined GICS® framework classification will be utilized. GICS® was developed by and/or is the exclusive property of MSCI,
Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by
U.S. Bank Global Fund Services.

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)	Represents less than 0.05% of net assets.
(d)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of April 30, 2026.

(e)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of April 30, 2026 was 3.36%.

Summary of Fair Value Disclosure as of April 30, 2026 (Unaudited)

Akre Focus ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of April 30, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$5,870,035,849	$–	$–	$5,870,035,849
Warrants	–	–	0	0
Total Investments	$5,870,035,849	$–	$0	$5,870,035,849

Refer to the Schedule of Investments for further disaggregation of investment categories.

As of April 30, 2026, the Fund held one level 3 security (Constellation Software, Inc. Warrants) fair valued at $0. There were no purchases, sales or transfers of level 3 assets in the period ended April 30, 2026.

Description	Fair Value as of April 30, 2026	Valuation Technique	Unobservable Inputs	Input Values (Ranges)
Warrants	$0	Cost Method	N/A	0.00%
	$0

The Fund and the Fund’s Valuation Designee under Rule 2a-5 of the Investment Company Act of 1940, oversees valuation techniques.